UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2011, Viacom Inc. (“Viacom”) entered into an amendment (the “First Amendment”) to its $2.0 billion three-year revolving credit agreement, dated as of October 8, 2010 (the “Credit Agreement”) among Viacom, the subsidiaries of Viacom designated as borrowers from time to time thereunder, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and Bank of America, N.A., as syndication agents, and Deutsche Bank Securities Inc., Morgan Stanley MUFG Loan Partners, LLC, The Royal Bank of Scotland PLC and Wells Fargo Bank, N.A., as documentation agents.

The First Amendment modifies certain provisions of the Credit Agreement to, among other things, (i) increase the amount of the credit facility from $2.0 billion to $2.1 billion, (ii) extend the maturity date of the credit facility from October 8, 2013 to December 2, 2015 and (iii) increase the amount by which Viacom has the right at any time to increase the total amount of commitments under the Credit Agreement from an aggregate amount not to exceed $500 million to an aggregate amount not to exceed $1 billion.

The foregoing description of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to Viacom’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2011.

Some of the financial institutions party to the First Amendment and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for Viacom and its respective subsidiaries, for which they have received, and/or will receive, customary fees and commissions.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Section 8 – Other Events

Item 8.01	Other Events.

On December 7, 2011, Viacom issued a press release announcing the issuance of a notice of redemption to redeem on January 9, 2012 all of its outstanding 6.85% Senior Notes due December 15, 2055.  A copy of the press release is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
99	Press Release of Viacom Inc. dated December 7, 2011 announcing the redemption of its 6.85% Senior Notes due 2055.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date:  December 8, 2011

Exhibit Index

Exhibit No.	Description of Exhibit
99	Press Release of Viacom Inc. dated December 7, 2011 announcing the redemption of its 6.85% Senior Notes due 2055.